EXHIBIT 99.1

                 Computational Materials and/or ABS Term Sheet

                              MBS New Transaction

                            Computational Materials
                            -----------------------


                                $[673,900,500]
                                 (Approximate)

                                  CWALT, Inc.
                                   Depositor

                             MORTGAGE PASS-THROUGH
                                CERTIFICATES,
                                SERIES 2005-J4






                           [Logo Omitted]Countrywide
                                  HOME LOANS
                          Seller and Master Servicer

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
a Countrywide Capital Markets Company
--------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the collateral is preliminary, and will be superseded by the applicable prospectus supplement or other final offering document relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The sample pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the CWALT publicly offered securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to such securities has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement, or other final offering document relating to the Certificates, relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement, or other final offering documents relating to the Certificates, may be obtained by contacting your Countrywide Securities account representative.


Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
a Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Preliminary Term Sheet                                Date Prepared: May 3, 2005

                         [$673,900,500] (Approximate)
           CWALT Mortgage Pass-Through Certificates, Series 2005-J4

-----------------------------------------------------------------------------------------------------------------------------------
               Principal       WAL (Yrs)       Payment Window     Expected Ratings     Last Scheduled            Certificate
 Class (1)(2)  Balance ($)(3 ) Call/Mat(4)    (Mos) Call /Mat(4)   (S&P/Moody's)     Distribution Date              Type
 -----        -----------     --------       ---------------      -------------     -----------------               ----
1-A-1          167,709,000     1.98 / 1.98       1-74 / 1-74         [AAA/Aaa]         October 2033         Floating Rate Senior
1-A-2           16,725,000     6.83 / 10.35     74-83 / 47-206       [AAA/Aaa]         November 2034       Fixed Rate Sequential
1-A-3           23,170,000     6.00 / 6.58      40-83 / 40-204       [AAA/Aaa]        September 2034         Fixed Rate Lockout
2-A-1A         200,000,000     2.34 / 2.51       1-83 / 1-172        [AAA/Aaa]         December 2034        Floating Rate Senior
2-A-1B         123,103,000     1.00 / 1.00       1-27 / 1-27         [AAA/Aaa]          April 2034        Floating Rate Sequential
2-A-2B          36,186,000     3.00 / 3.00      27-50 / 27-5         [AAA/Aaa]           May 2032         Floating Rate Sequential
2-A-3B          39,956,000     5.88 / 6.73      50-83 / 50-172       [AAA/Aaa]         December 2034      Floating Rate Sequential
M-1             26,414,000     4.69 / 5.09      38-83 / 38-133       [AA/Aa2]         September 2034      Floating Rate Mezzanine
M-2             20,318,000     4.66 / 4.93      37-83 / 37-116        [A/A2]             July 2034        Floating Rate Mezzanine
B-1             13,545,000     4.55 / 4.59      37-83 / 37-94     [BBB]/[Baa2]         March 2034        Floating Rate Subordinate
B-2              6,774,500     3.66 / 3.66      37-65 / 37-65     [BBB-]/[Baa3]       December 2032      Floating Rate Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
A-R                                                                Not Offered
-----------------------------------------------------------------------------------------------------------------------------------
C                                                                  Not Offered
-----------------------------------------------------------------------------------------------------------------------------------
P                                                                  Not Offered
-----------------------------------------------------------------------------------------------------------------------------------
   Total:     [$673,900,500]
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates (collectively, the "Class 1-A Certificates") are backed primarily by the cashflows from the Group I Mortgage Loans. The Class 2-A-1A, Class 2-A-1B, Class 2-A-2B and Class 2-A-3B Certificates (collectively the "Class 2-A Certificates") are backed primarily by the cashflows from the Group II Mortgage Loans. The Class 1-A and Class 2-A Certificates are collectively, the "Senior Certificates". Under certain conditions referred to under "Certificates Priority of Distributions", cashflows from one Group of Mortgage Loans may be used to make certain payments to the Senior Certificates related to the other Group. The Class M-1, Class M-2, Class B-1 and Class B-2 Certificates (the "Subordinate Certificates") are backed by the cashflows from all of the Mortgage Loans.
(2) The margin on the Class 2-A Certificates doubles, the margins on the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are equal to 1.5x and the margin after the first possible Clean-up Call date. The fixed rate coupon on the Class 1-A-2 and Class 1-A-3 Certificates increase by 0.50% after the first possible Clean-up Call date.
(3) The principal balance of each Class of Certificates is subject to a 10% variance.
(4) See "Pricing Prepayment Speed" herein.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
a Countrywide Capital Markets Company
--------------------------------------------------------------------------------

Trust:                        Alternative Loan Trust, Series 2005-J4.

Depositor:                    CWALT, Inc.

Seller:                       Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:              Countrywide Home Loans Servicing LP.

Underwriter:                  Countrywide Securities Corporation.

Trustee/Custodian:            The Bank of New York, a New York banking
                              corporation.

Offered Certificates:         The Senior Certificates and the Subordinate
                              Certificates are collectively referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:     The "Non-Offered Certificates" consist of the
                              Class C, Class P and Class A-R Certificates.

                              The Offered Certificates and Non-Offered
                              Certificates are collectively referred to herein as the "Certificates."

Floating Rate Certificates:   The "Floating Rate Certificates" consist of the
                              Class 1-A-1, Class 2-A and Subordinate
                              Certificates.

Fixed Rate Certificates:      The "Fixed Rate Certificates" consist of the
                              Class 1-A Certificates (other than the Class
                              1-A-1 Certificates).

Federal Tax Status:           It is anticipated that the Offered Certificates
                              will represent ownership of REMIC regular interests for tax purposes.

Registration:                 The Offered Certificates will be available in
                              book-entry form through DTC, Clearstream,
                              Luxembourg and the Euroclear System.

Sample Pool
Calculation Date:             The later of April 1, 2005 and the origination
                              date of such Mortgage Loan.

Expected Pricing Date:        May [5], 2005.

Expected Closing Date:        May [27], 2005.

Expected Settlement Date:     May [27], 2005.

Distribution Date:            The 25th day of each month (or, if not a
                              business day, the next succeeding business day), commencing in June 2005.

Accrued Interest:             The price to be paid by investors for the
                              Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate
                              Certificates will include accrued interest from May 1, 2005 up to, but not including, the Settlement Date.

Interest Accrual Period:      The "Interest Accrual Period" for each
                              Distribution Date with respect to the Floating
                              Rate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                              Date) and ending on the day prior to such Distribution Date (calculated on an actual/360 day basis). The "Interest Accrual Period" for each Distribution Date with respect to the Fixed
                              Rate Certificates will be the calendar month preceding the month in which such Distribution
                              Date occurs (calculated on a 30/360 day basis).



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
a Countrywide Capital Markets Company
--------------------------------------------------------------------------------

ERISA Eligibility:            The Senior Certificates and the Subordinate
                              Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title
                              I of ERISA or Section 4975 of the Internal
                              Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:            The Senior Certificates and Class M-1
                              Certificates are expected to constitute
                              "mortgage related securities" for the purposes of SMMEA.

Optional Termination:         The terms of the transaction allow for a
                              clean-up call by the Master Servicer (the
                              "Clean-up Call") which may be exercised once the aggregate principal balance of the Mortgage
                              Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage
                              Loans as of the Cut-off Date.

Pricing Prepayment Speed:     The Offered Certificates will be priced based on
                              the following collateral prepayment assumptions:

                              -------------------------------------------------
                              Fixed Rate Mortgage Loans
                              -------------------------------------------------
                              100% PPC, which assumes 10% CPR in month 1, an additional 1/11th of 15% CPR for each month thereafter, building to 25% CPR in month 12 and remaining constant thereafter.
                              -------------------------------------------------

                              -------------------------------------------------
                              Adjustable Rate Mortgage Loans
                              -------------------------------------------------
                              100% PPC is 30% CPR.
                              -------------------------------------------------

Mortgage Loans:               The collateral tables included in these
                              Computational Materials as Appendix A represent a sample pool of Mortgage Loans as of the Sample
                              Pool Calculation Date (the "Sample Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and
                              (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage
                              Loans delivered to the Trust on the Closing Date
                              (the "Closing Date Pool"). The characteristics of the Closing Date Pool may vary from the characteristics of the Sample Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                              As of the Sample Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $677,287,188

Group I Mortgage Loans:       As of the Sample Pool Calculation Date, the
                              aggregate principal balance of the Group I
                              Mortgage Loans (or "Fixed Rate Mortgage Loans") was approximately $231,700,717. The Group I
                              Mortgage Loans are fixed rate mortgage loans.

Group II Mortgage Loans:      As of the Sample Pool Calculation Date, the
                              aggregate principal balance of the Group II
                              Mortgage Loans (or "Adjustable Rate Mortgage
                              Loans") was approximately $445,586,471. The
                              Group II Mortgage Loans are adjustable rate mortgage loans that either (i) adjust semi-annually or (ii) have a fixed rate period of one, two, three or five years after origination and thereafter adjust monthly, semi-annually or annually based on the six-month
                              LIBOR, one-year LIBOR, one-year CMT or COFI index.

Pass-Through Rate:            The Pass-Through Rate for each class of Floating
                              Rate Certificates will be equal to the least of
                              (a) one-month LIBOR plus the margin for such Class, (b) the related Net Rate Cap, and (c) the
                              Maximum Rate.

                              The Pass-Through Rate on each class of Fixed
                              Rate Certificates will be equal to the lesser of
                              (a) the fixed rate for such Class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                The "Adjusted Net Mortgage Rate" for each
                              Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate, (b) the trustee fee rate, and (c) the premium for lender paid mortgage insurance (if any).

Maximum Rate:                 The "Maximum Rate" will be equal to [11.50%].



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
a Countrywide Capital Markets Company
--------------------------------------------------------------------------------

Net Rate Cap:                 The "Net Rate Cap" is generally, subject to
                              certain exceptions described in the prospectus supplement, equal to:

                              With respect to the Class 1-A Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans, (in the case of the Class 1-A-1 Certificates adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

                              With respect to the Class 2-A Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II Mortgage Loans, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

                              With respect to the Subordinate Certificates, the weighted average of the Net Rate Caps of the Senior Certificates, in each case, weighted on the basis of the excess of the aggregate principal balance of the Group I and Group II Mortgage Loans over the aggregate certificate principal balance of the related Senior Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Net Rate Carryover:           For any class of Offered Certificates on any
                              Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon at the Pass-Through Rate (without giving effect to the related Net Rate Cap, and in the case of the Floating Rate Certificates, up to the Maximum Rate) over (ii) the amount of interest accrued based on the related Net Rate
                              Cap, and (b) the aggregate of any unpaid Net
                              Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the related Net Rate Cap, and in the case of the Floating Rate Certificates, up to the Maximum Rate). Net Rate Carryover will be paid to the extent available from Excess Cashflow as described under "Certificates Priority of
                              Distributions" below and, as it relates to the Class 1-A-1, Class 2-A and Subordinate
                              Certificates only, from proceeds received on the related Corridor Contract.

Corridor Contracts:           The Trust will include certain payments from
                              three Corridor Contracts, one only for the benefit of the Class 1-A-1 Certificates, one only for the benefit of the Class 2-A
                              Certificates and the other only for the benefit of the Subordinate Certificates (the "Class
                              1-A-1 Corridor Contract", "Class 2-A Corridor
                              Contract" and the "Subordinate Certificates
                              Corridor Contract," respectively, and,
                              collectively, the "Corridor Contracts").
                              Payments to the Trust from each Corridor
                              Contract will be calculated on the lesser of the notional amount of the related Corridor Contract and the aggregate certificate principal balance of the related class (es) of Certificates. After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to an amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received by the Trust from (a) the Class 1-A-1
                              Corridor Contract will be available to pay the holders of the Class 1-A-1 Certificates any related Net Rate Carryover and (b) the Class 2-A
                              Corridor Contract will be available to pay the holders of the Class 2-A Certificates any related Net Rate Carryover, pro rata, first based on the certificate principal balances thereof and second based on any remaining unpaid
                              Net Rate Carryover and (c) the Subordinate
                              Certificates Corridor Contract will be available to pay the holders of the Subordinate
                              Certificates any related Net Rate Carryover, pro rata, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holders of the Class C Certificate(s) and will not be available for payments of any Net
                              Rate Carryover on any class of Certificates on future Distribution Dates.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
a Countrywide Capital Markets Company
--------------------------------------------------------------------------------

Credit Enhancement:           The Trust will include the following credit
                              enhancement mechanisms, each of which is intended to provide credit support for some or all of the Offered Certificates, as the case may be:

                                    1) Subordination
                                    2) Overcollateralization
                                    3) Excess Cashflow

                               ---------------------------------------------------------------------------------------------------
                                                                     Pre-Stepdown Subordination
                                                                    (after initial OC target is
                                                                              reached)                 Target Subordination at
                                   Class         S&P/Moody's                    (1)                          Stepdown (1)
                               ---------------------------------------------------------------------------------------------------
                               1-A                [AAA/Aaa]                   [10.40%]                         [20.80%]
                               ---------------------------------------------------------------------------------------------------
                               2-A                [AAA/Aaa]                   [10.40%]                         [20.80%]
                               ---------------------------------------------------------------------------------------------------
                               M-1                 [AA/Aa2]                   [6.50%]                          [13.00%]
                               ---------------------------------------------------------------------------------------------------
                               M-2                  [A/A2]                    [3.50%]                          [7.00%]
                               ---------------------------------------------------------------------------------------------------
                               B-1                [BBB/Baa2]                  [1.50%]                          [3.00%]
                               ---------------------------------------------------------------------------------------------------
                               B-2               [BBB-/Baa3]                  [ 0.50%]                         [ 1.00%]
                               ---------------------------------------------------------------------------------------------------

                               (1) Overcollateralization at closing is [0.50%]. Does not include any credit for Excess Interest.

Subordination:                The Subordinate Certificates will be subordinate
                              to, and provide credit support for, the Senior
                              Certificates. Among the Subordinate
                              Certificates, they will rank in priority from highest to lowest in the following order: Class
                              M-1, Class M-2, Class B-1 and Class B-2
                              Certificates, with each subsequent class providing credit support for the prior class or classes, if any.

Overcollateralization:        On the Closing Date, the principal balance of
                              the Mortgage Loans will exceed the certificate principal balance of the Certificates, resulting in Overcollateralization. Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow and then by
                              Overcollateralization. In the event that the Overcollateralization is so reduced, Excess
                              Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization again reaches the
                              Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the Overcollateralization Target by realized losses.

Overcollateralization
Target: For any Distribution prior to the Stepdown Date, the Overcollateralization Target will be equal to [0.50%] of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Initial Overcollateralization Target"). The Initial Overcollateralization Target will be met on the Closing Date.

                              On or after the Stepdown Date, the
                              Overcollateralization Target will be equal to [1.00%] of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor (the
                              "Overcollateralization Floor") equal to [0.50%] of the aggregate principal balance Mortgage Loans as of the Cut-off Date; provided, however, that if a Trigger Event is in effect on the related Distribution Date, the Overcollateralization Target Amount will be equal to the Overcollateralization Target Amount on the immediately preceding Distribution Date.

Excess Cashflow:              "Excess Cashflow" for any Distribution Date will
                              be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of "Certificates Priority of Distributions."



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
a Countrywide Capital Markets Company
--------------------------------------------------------------------------------

Trigger Event:                A "Trigger Event" will be in effect on a
                              Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.

Delinquency Trigger:          With respect to the Certificates, a "Delinquency
                              Trigger" will occur if the three month rolling average 60+ day delinquency percentage
                              (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds
                              [31.0%] times the Senior Enhancement Percentage.
                              As used above, the "Senior Enhancement
                              Percentage" with respect to any Distribution
                              Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Mortgage Loans for the preceding
                              Distribution Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Mortgage
                              Loans for the preceding Distribution Date.

Cumulative Loss Trigger:      With respect to the Certificates, a "Cumulative
                              Loss Trigger" will be in effect if the aggregate amount of Realized Losses on the Mortgage Loans since the Cut-off Date exceeds the applicable percentage of the Cut-off Date Principal Balance of the Mortgage Loans delivered on the Closing
                              Date, as set forth below:


                                Period (month)            Percentage
                                --------------            ----------
                                37 - 48                   [1.30]% with respect to June 2008, plus an additional 1/12th of [0.70]% for each month thereafter until May 2009
                                49 - 60                   [2.00]% with respect to June 2009, plus an additional 1/12th of [0.60]% for each month thereafter until May 2010
                                61 - 72                   [2.60]% with respect to June 2010, plus an additional 1/12th of [0.30]% for each month thereafter until May 2011
                                73 +                      [2.90]%

Stepdown Date:                The earlier to occur of:


                              (i)  the Distribution Date on which
                                   the aggregate certificate
                                   principal balance of the Senior
                                   Certificates is reduced to zero;
                                   and

                              (ii) the later to occur of:

                                        a. the Distribution Date in June 2008.
                                        b. the first Distribution Date on
                                           which the aggregate certificate
                                           principal balance of the Senior
                                           Certificates is less than or
                                           equal to [79.20%] of the
                                           aggregate principal balance of
                                           the Mortgage Loans for such
                                           Distribution Date.

Allocation of Losses:         Any realized losses on the Mortgage Loans not
                              covered by Excess Interest or
                              Overcollateralization will be allocated to each class of Subordinate Certificates in the following order: to the Class B-2, Class B-1, Class M-2 and Class M-1 Certificates, until the respective certificate principal balance of such Subordinate Certificate has been reduced to zero.

Certificates Priority
of Distributions:             Available funds from the Mortgage Loans will be
                              distributed in the following order

                              1)  Interest funds, sequentially as
                                  follows: (i) current and unpaid
                                  interest concurrently, (a) from
                                  interest funds related to the Group I
                                  Mortgage Loans, pro rata, based on
                                  their entitlements to the Class 1-A
                                  Certificates and (b) from interest
                                  funds related to the Group II Mortgage
                                  Loans, pro rata, based on their
                                  entitlements to the Class 2-A
                                  Certificates, then (ii) from interest
                                  funds related to all of the Mortgage
                                  Loans, current interest sequentially
                                  to the Class M-1, Class M-2, Class B-1
                                  and Class B-2 Certificates

                              2)  Principal funds, sequentially as
                                  follows: (i) concurrently, (a) from
                                  principal funds related to the Group I
                                  Mortgage Loans to the Class 1-A
                                  Certificates as described under
                                  "Principal Paydown" "Class 1-A
                                  Principal Distribution" below and (b)
                                  from principal funds related to the
                                  Group II Mortgage Loans to the Class
                                  2-A Certificates as described under
                                  "Principal Paydown" and "Class 2-A
                                  Principal Distribution" below then
                                  (ii) from principal funds related to
                                  all of the Mortgage



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
a Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                  Loans sequentially, to the Class M-1,
                                  Class M-2, Class B-1 and Class B-2
                                  Certificates, as described under
                                  "Principal Paydown" below;

                              3)  Any Excess Cashflow, to the Senior
                                  Certificates and/or Subordinate
                                  Certificates (as applicable) to
                                  restore or maintain Overcollateralization as described under "Overcollateralization
                                  Target" and "Principal Paydown,"
                                  respectively;

                              4)  Any remaining Excess Cashflow to
                                  pay any unpaid interest and then to
                                  pay any unpaid realized loss amounts
                                  sequentially, to the Class M-1, Class
                                  M-2, Class B-1 and Class B-2
                                  Certificates;

                             5) Any remaining Excess Cashflow to pay Net Rate Carryover (in the case of the Class 1-A-1 Certificates, the Class 2-A Certificates and the Subordinate Certificates after application of amounts received by the Trust under the applicable Corridor Contract, as described above); and

                             6) Any remaining Excess Cashflow to the Class C Certificates.

                              Proceeds from Excess Cashflow available to cover Net Rate Carryover (in the case of the Class 1-A-1 Certificates, the Class 2-A Certificates and the Subordinate Certificates, after application of amounts received by the Trust under the applicable Corridor Contract, as described above) shall generally be distributed to the applicable Offered Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                              As described in the prospectus supplement, under certain circumstances principal or interest from a Loan Group may be used to pay the Senior Certificates related to another Loan Group.

Principal Paydown:            Prior to the Stepdown Date or if a Trigger Event
                              is in effect on any Distribution Date, 100% of the available principal funds from each Loan
                              Group will be paid to the related Senior
                              Certificates, provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class B-1 and the Class
                              B-2 Certificates. If, prior to the Stepdown Date or in a period when a Trigger Event is in effect, all Classes of Senior Certificates related to one Loan Group are retired prior to the Senior Certificates related to the other
                              Loan Group, 100% the principal collections on the related Mortgage Loans will be paid to the remaining Senior Certificates until they are retired (as described in the Prospectus
                              Supplement).

                              On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all of the Offered Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, to the Senior Certificates, concurrently, (a) from principal funds related to the Group I Mortgage Loans to the Class 1-A Certificates as described under "Class 1-A Principal Distribution" below, and (b) from principal funds related to the Group II Mortgage Loans to the Class 2-A Certificates as described under "Class 2-A Principal Distribution" below, such that the Senior Certificates in the aggregate will have [20.80%] subordination and
                              (ii) second, sequentially, from principal funds related to both Loan Groups: (a) to the Class M-1 Certificates such that the Class M-1 Certificates will have [13.00%] subordination,
                              (b) to the Class M-2 Certificates such that the Class M-2 Certificates will have [7.00%] subordination, (c) to the Class B-1 Certificates such that the Class B-1 Certificates will have [3.00%] subordination and (d) to the Class B-2 Certificates such that the Class B-2 Certificates will have [1.00%] subordination in each case subject to the Overcollateralization Floor.

                              Provided, however, that if the aggregate certificate principal balance of the Subordinate Certificates is reduced to zero, principal will be paid from each Loan Group to the Senior Certificates as more fully described in the Prospectus Supplement.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
a Countrywide Capital Markets Company
--------------------------------------------------------------------------------

Class 1-A Principal
Distribution:                 Principal will be distributed to the Class 1-A
                              Certificates in the following order of priority:

                              1.    To the Class 1-A-3 Certificates, the
                                    Lockout Percentage of their pro rata share of principal as described below:

                                             Month          Lockout Percentage
                                             -----          ------------------
                                            1 - 36                  0%
                                            37 - 60                 45%
                                            61 - 72                 80%
                                            73 - 84                100%
                                         85 and after              300%

                              2. Sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in each case until their respective certificate principal balances are reduced to zero.

                               Notwithstanding the foregoing order of
                               priority, on any Distribution Date on which (x) the aggregate certificate principal balance of the Senior Certificates is greater than the aggregate stated principal balance of all the Mortgage Loans and (y) the aggregate certificate principal balance of the Class 1-A Certificates is greater than the aggregate stated principal balance of the Group I Mortgage Loans, principal will be paid to the Class 1-A Certificates pro rata, based on the certificate principal balances thereof, and not as described above.

Class 2-A Principal
Distribution:                  Principal distributed to the Class 2-A
                               Certificates will be distributed pro rata
                               (based on (x) the certificate principal balance of the Class 2-A-1A Certificates and (y) the aggregate certificate principal balance of the Class 2-A-1B, Class 2-A-2B and Class 2-A-3B
                               Certificates) to:

                               (a) the Class 2-A-1A Certificates, until the certificate principal balance thereof is reduced to zero, and

                               (b) sequentially, to the Class 2-A-1B, Class
                               2-A-2B and Class 2-A-3B Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

                               Notwithstanding the foregoing order of
                               priority, on any Distribution Date on which (x) the aggregate certificate principal balance of the Senior Certificates is greater than the aggregate stated principal balance of all the Mortgage Loans and (y) the aggregate certificate principal balance of the Class 2-A Certificates is greater than the aggregate stated principal balance of the Group II Mortgage Loans, principal will be paid to the Class 2-A Certificates pro rata, based on the certificate principal balances thereof, and not as described above.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
a Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                 Discount Margin (bps) / Yield Tables (%)(1)

Class 1-A-1 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)               25
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%     150%
Prepayment Speed

================================================================================
  DM @ 100-00                   25         25         25         25       25
================================================================================
 WAL (yr)                     18.74       2.61       1.98       1.58     1.20
 MDUR (yr)                    13.38       2.43       1.88       1.52     1.17
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05   Jun-05
 Last Prin Pay                Oct-33     Apr-15     Jul-11     Dec-09   Mar-08
--------------------------------------------------------------------------------

Class 1-A-1 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)               25
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%     150%
Prepayment Speed

================================================================================
  DM @ 100-00                   25         25         25         25       25
================================================================================
 WAL (yr)                     18.74       2.62       1.98       1.58     1.20
 MDUR (yr)                    13.38       2.44       1.88       1.52     1.17
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05   Jun-05
 Last Prin Pay                Oct-33     Feb-14     Jul-11     Dec-09   Mar-08
--------------------------------------------------------------------------------

Class 1-A-2 (To Call)
--------------------------------------------------------------------------------
     Coupon (%)               5.409
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%     150%
Prepayment Speed

================================================================================
  Yield @ 100-00               5.45       5.42       5.41       5.39     5.36
================================================================================
 WAL (yr)                     28.41       8.74       6.83       5.35     3.73
 MDUR (yr)                    14.20       6.80       5.57       4.53     3.29
 First Prin Pay               Oct-33     Feb-14     Jul-11     Dec-09   Mar-08
 Last Prin Pay                Oct-33     Feb-14     Apr-12     Dec-10   Aug-08
--------------------------------------------------------------------------------

Class 1-A-2 (To Maturity)
--------------------------------------------------------------------------------
     Coupon (%)               5.409
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%     150%
Prepayment Speed

================================================================================
  Yield @ 100-00               5.45       5.57       5.56       5.52     5.38
================================================================================
 WAL (yr)                     28.98      13.61      10.35       7.34     3.85
 MDUR (yr)                    14.32       9.30       7.60       5.78     3.38
 First Prin Pay               Oct-33     Apr-15     Jul-11     Dec-09   Mar-08
 Last Prin Pay                Nov-34     May-26     Jul-22     Aug-19   Jul-10
--------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
a Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                             Yield Tables (%)(1)
Class 1-A-3 (To Call)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Coupon (%)               4.913
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00               4.93       4.90       4.90       4.89       4.87
================================================================================
 WAL (yr)                     14.77       6.68       6.00       5.21       4.23
 MDUR (yr)                     9.98       5.53       5.06       4.49       3.74
 First Prin Pay               Jun-08     Jul-08     Sep-08     Dec-08     May-09
 Last Prin Pay                Oct-33     Feb-14     Apr-12     Dec-10     Aug-09
--------------------------------------------------------------------------------

Class 1-A-3 (To Maturity)
--------------------------------------------------------------------------------
     Coupon (%)               4.913
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00               4.93       4.91       4.94       4.98       5.04
================================================================================
 WAL (yr)                     14.77       6.88       6.58       6.44       6.28
 MDUR (yr)                     9.98       5.65       5.45       5.35       5.23
 First Prin Pay               Jun-08     Jul-08     Sep-08     Dec-08     May-09
 Last Prin Pay                Sep-34     Mar-26     May-22     Jun-19     Jun-16
--------------------------------------------------------------------------------


                           Discount Margin (bps) (1)

Class 2-A-1A (To Call)
--------------------------------------------------------------------------------
     Margin (bps)               23
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                   23         23         23         23         23
================================================================================
 WAL (yr)                     20.21       3.03       2.34       1.85       1.31
 MDUR (yr)                    14.25       2.78       2.19       1.75       1.27
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                Oct-33     Feb-14     Apr-12     Dec-10     Aug-09
--------------------------------------------------------------------------------

Class 2-A-1A (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)               23
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                   23         24         24         24         24
================================================================================
 WAL (yr)                     20.27       3.26       2.51       1.99       1.42
 MDUR (yr)                    14.27       2.94       2.32       1.86       1.35
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                Dec-34     Jun-23     Sep-19     Dec-16     Feb-14
--------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
a Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                           Discount Margin (bps) (1)

Class 2-A-1B (To Call)
--------------------------------------------------------------------------------
     Margin (bps)               10
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                   10         10         10         10         10
================================================================================
 WAL (yr)                     16.11       1.28       1.00       0.81       0.62
 MDUR (yr)                    12.24       1.25       0.98       0.8        0.61
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                Apr-29     Apr-08     Aug-07     Mar-07     Oct-06
--------------------------------------------------------------------------------

Class 2-A-1B (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)               10
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                   10         10         10         10         10
================================================================================
 WAL (yr)                     16.11       1.28       1.00       0.81       0.62
 MDUR (yr)                    12.24       1.25       0.98       0.8        0.61
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                Apr-29     Apr-08     Aug-07     Mar-07     Oct-06
--------------------------------------------------------------------------------

                           Discount Margin (bps) (1)

Class 2-A-2B (To Call)
--------------------------------------------------------------------------------
     Margin (bps)               25
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                   25         25         25         25         25
================================================================================
 WAL (yr)                     25.52       4.05       3.00       2.28       1.72
 MDUR (yr)                    17.13       3.78       2.85       2.20       1.67
 First Prin Pay               Apr-29     Apr-08     Aug-07     Mar-07     Oct-06
 Last Prin Pay                May-32     Sep-10     Jul-09     Mar-08     Jul-07
--------------------------------------------------------------------------------

Class 2-A-2B (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)               25
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                   25         25         25         25         25
================================================================================
 WAL (yr)                     25.52       4.05       3.00       2.28       1.72
 MDUR (yr)                    17.13       3.78       2.85       2.20       1.67
 First Prin Pay               Apr-29     Apr-08     Aug-07     Mar-07     Oct-06
 Last Prin Pay                May-32     Sep-10     Jul-09     Mar-08     Jul-07
--------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
a Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                           Discount Margin (bps) (1)

Class 2-A-3B (To Call)
--------------------------------------------------------------------------------
     Margin (bps)               35
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                   35         35         35         35         35
================================================================================
 WAL (yr)                     28.05       7.50       5.88       4.65       3.10
 MDUR (yr)                    17.94       6.58       5.30       4.28       2.93
 First Prin Pay               May-32     Sep-10     Jul-09     Mar-08     Jul-07
 Last Prin Pay                Oct-33     Feb-14     Apr-12     Dec-10     Aug-09
--------------------------------------------------------------------------------

Class 2-A-3B (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)               35
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                   35         39         39         39         39
================================================================================
 WAL (yr)                     28.35       8.62       6.73       5.34       3.61
 MDUR (yr)                    18.05       7.35       5.93       4.82       3.35
 First Prin Pay               May-32     Sep-10     Jul-09     Mar-08     Jul-07
 Last Prin Pay                Dec-34     Jun-23     Sep-19     Dec-16     Feb-14
--------------------------------------------------------------------------------

                           Discount Margin (bps) (1)

Class M-1 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)               45
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                   45         45         45         45         45
================================================================================
 WAL (yr)                      26.2       5.74       4.69       4.12       3.87
 MDUR (yr)                    16.99       5.13       4.28       3.82       3.61
 First Prin Pay               Sep-27     Jun-08     Jul-08     Sep-08     Nov-08
 Last Prin Pay                Oct-33     Feb-14     Apr-12     Dec-10     Aug-09
--------------------------------------------------------------------------------

Class M-1 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)               45
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                   45         46         46         46         46
================================================================================
 WAL (yr)                     26.31       6.26       5.09       4.46       4.13
 MDUR (yr)                    17.03       5.48       4.58       4.08       3.82
 First Prin Pay               Sep-27     Jun-08     Jul-08     Sep-08     Nov-08
 Last Prin Pay                Sep-34     May-19     Jun-16     May-14     Mar-12
--------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
a Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                           Discount Margin (bps) (1)

Class M-2 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)               65
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                   65         65         65         65         65
================================================================================
 WAL (yr)                     26.20       5.74       4.66       4.03       3.61
 MDUR (yr)                    16.60       5.09       4.23       3.72       3.37
 First Prin Pay               Sep-27     Jun-08     Jun-08     Jul-08     Aug-08
 Last Prin Pay                Oct-33     Feb-14     Apr-12     Dec-10     Aug-09
--------------------------------------------------------------------------------

Class M-2 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)               65
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                   65         67         67         67         66
================================================================================
 WAL (yr)                     26.29       6.10       4.93       4.26       3.79
 MDUR (yr)                    16.63       5.34       4.4        3.91       3.51
 First Prin Pay               Sep-27     Jun-08     Jun-08     Jul-08     Aug-08
 Last Prin Pay                Jul-34     Aug-17     Jan-15     Mar-13     May-11
--------------------------------------------------------------------------------


Class B-1 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)              145
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                  145        145        145        145        145
================================================================================
 WAL (yr)                     26.16       5.64       4.55       3.91       3.43
 MDUR (yr)                    15.15       4.88       4.05       3.55       3.15
 First Prin Pay               Sep-27     Jun-08     Jun-08     Jun-08     Jul-08
 Last Prin Pay                Oct-33     Feb-14     Apr-12     Dec-10     Aug-09
--------------------------------------------------------------------------------

Class B-1 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)              145
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                  145        146        146        146        146
================================================================================
 WAL (yr)                     26.18       5.70       4.59       3.95       3.46
 MDUR (yr)                    15.15       4.92       4.08       3.58       3.18
 First Prin Pay               Sep-27     Jun-08     Jun-08     Jun-08     Jul-08
 Last Prin Pay                Mar-34     May-15     Mar-13     Oct-11     Mar-10
--------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
a Countrywide Capital Markets Company
--------------------------------------------------------------------------------



                           Discount Margin (bps) (1)

Class B-2 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)              180
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                  180        180        180        180        180
================================================================================
 WAL (yr)                     25.16       4.44       3.66       3.28       3.09
 MDUR (yr)                    14.30       3.94       3.32       3.01       2.85
 First Prin Pay               Sep-27     Jun-08     Jun-08     Jun-08     Jun-08
 Last Prin Pay                Dec-32     Mar-12     Oct-10     Sep-09     Sep-08
--------------------------------------------------------------------------------

Class B-2 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)              180
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                  180        180        180        180        180
================================================================================
 WAL (yr)                     25.16       4.44       3.66       3.28       3.09
 MDUR (yr)                    14.30       3.94       3.32       3.01       2.85
 First Prin Pay               Sep-27     Jun-08     Jun-08     Jun-08     Jun-08
 Last Prin Pay                Dec-32     Mar-12     Oct-10     Sep-09     Sep-08
--------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement